UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Road, Suite 704 Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CURRENT REPORT ON FORM 8-K

Blink Charging Co. (the “Company”)

September 11, 2020

Item 1.01.	Entry into a Material Definitive Agreement.

On September 11, 2020, the Company’s wholly-owned subsidiary, Blink Mobility, LLC (the “Purchaser”), entered into an Ownership Interest Purchase Agreement (the “Agreement”) with Blue Systems USA, Inc. (the “Seller”), and pursuant thereto acquired from the Seller all of the ownership interests of BlueLA Carsharing, LLC (“BlueLA”).

The consideration by the Purchaser for the acquisition of BlueLA includes: (a) a cash payment of $1.00, which was paid to the Seller at closing, and (b) in the event BlueLA timely amends its carsharing services agreement with the City of Los Angeles, California, a cash payment to the Seller of $1,000,000, payable within three business days after such amendment. The amendment to the carsharing services agreement with the City of Los Angeles must be obtained by BlueLA no later than December 31, 2020, subject to an extension to March 31, 2021 if a representative of the City of Los Angeles indicates to the Purchaser by the December 31, 2020 deadline its approval of the modifications to the carsharing services agreement, as more particularly outlined in the Agreement. The total consideration paid or payable by the Purchaser excludes transaction costs. The Company has agreed to guaranty the performance of the Purchaser’s obligations under the Agreement as an inducement for the Seller to enter into the Agreement.

The Agreement contains customary representations, warranties and covenants for a transaction of this type and nature. Pursuant to the terms of the Agreement, the Seller will indemnify the Company, the Purchaser and their respective affiliates and representatives for breaches of the Seller’s representations and warranties, breaches of covenants and losses related to pre-closing taxes of BlueLA. The Purchaser has agreed to indemnify the Seller and its affiliates and representatives for any breaches of the Purchaser’s representations and warranties, breaches of covenants and losses related to post-closing taxes of BlueLA. The representations and warranties under the Agreement will survive until December 10, 2021.

Pursuant to the Agreement, the Seller and BlueLA entered into a Transition Service Agreement pursuant to which the Seller and its affiliate, Bluecarsharing, S.A.S., agreed to provide certain transition and support services to BlueLA and the Purchaser following the closing and until December 31, 2020. The Seller has also guaranteed the payment of up to $175,000 in parking fees payable by BlueLA to the City of Los Angeles, and BlueLA has agreed to pay the Seller for any as-yet uncollected grants and rebates that BlueLA is entitled to obtain under its carsharing services agreement with the City of Los Angeles. In addition, the Seller agreed that, until September 10, 2023, the Seller will not and will cause its subsidiaries or affiliates not to directly or indirectly, (i) own, operate, acquire, or establish a business, or in any other manner engage alone or with others in carsharing and/or electric vehicle charging operation, or activity in the State of California (whether as an operator, manager, employee, officer, director, consultant, advisor, representative or otherwise) excluding any de minimis ownership interest in any business); or (ii) intentionally induce or attempt to induce any customer, supplier or other business relation of BlueLA to cease or refrain from working with BlueLA, or in any way adversely interfere with the relationship between any such customer, supplier or other business relation and BlueLA.

The foregoing description of the Agreement is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been attached as an exhibit to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Purchaser or BlueLA. The representations, warranties and covenants contained in the Agreement are subject to qualifications and limitations agreed to by the respective parties, including information contained in confidential schedules exchanged between the parties, were made only for the purposes of such agreement and as of specified dates and were solely for the benefit of the parties to such agreement. Certain of the representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. Investors are not third-party beneficiaries under the Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company, the Purchaser or BlueLA or any of their respective subsidiaries or affiliates.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, and terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should” or other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including general acquisition-related risks, such as integrating acquired assets into Blink Charging’s operations, unforeseen operating difficulties and expenditures, and diversion of management attention, and others described in the Company’s periodic reports filed with the Securities and Exchange Commission. There can be no assurance that the BlueLA Carsharing acquisition will prove to be beneficial to the Company. Actual results may differ materially from those contemplated by such forward-looking statements. Except as required by federal securities law, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed conditions.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Ownership Interest Purchase Agreement, dated as of September 11, 2020, by and between Blue Systems USA, Inc. and Blink Mobility, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: September 17, 2020	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chairman and Chief Executive Officer

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